UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2023

THE GREENROSE HOLDING COMPANY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway
Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-5270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one Pink redeemable warrant	OTC
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement.

Strict Foreclosure Agreement

As previously disclosed, The Greenrose Holding Company Inc. (“Holdings”) and its subsidiaries Theraplant, LLC (“Theraplant”) and True Harvest Holdings, Inc. (“TH”, together with Holdings and Theraplant, the “Greenrose Entities”) received notices of default under the Credit Agreement, by and among, inter alios, Holdings, TH, Theraplant, the lenders identified therein (the “Lenders”) and DXR Finance, LLC (the “Agent”), dated November 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). As previously disclosed, the Greenrose Entities also entered into a Forbearance Agreement on October 12, 2022, as amended and reinstated on February 6, 2023, and a Transaction Support Agreement on November 10, 2022, as amended on February 6, 2023 (the “TSA”), each with the Lenders and Agent. Pursuant to the TSA, the Greenrose Entities were to seek and pursue a qualifying alternative transaction, which if unsuccessful after a 50 day period (which was subsequently extended through January 30, 2023), then required the Greenrose Entities to enter into a consensual foreclosure with DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III”) (DXR-III, together with DXR-I and DXR-II, the “Consenting Lenders”), Agent and a newly formed company, subject to finalizing definitive documents. The TSA sets forth the key terms and structure for the foreclosure, as previously disclosed in Holdings’ Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2022. Consistent with the terms of the TSA, the Greenrose Entities marketed themselves and their assets with the goal of receiving binding transaction proposals for a qualifying alternative transaction to the foreclosure. No proposals were received that satisfied the required hurdle amount or were otherwise reasonably acceptable to the Lenders.

As previously disclosed, on February 9, 2023, the Delaware Court of Chancery issued an order to preserve the status quo at Holdings in response to a lawsuit filed by William Harley III and Greenrose Associates, LLC seeking a determination by the court concerning, among other things, the proper officeholders of the board of directors of Holdings (the “Status Quo Order”). The Status Quo Order limits Holdings from engaging in certain actions (or imposes preconditions to certain actions by Holdings), including actions under the TSA. Nothing in the Status Quo Order, however, governs or otherwise impedes the governance or management of True Harvest or any other subsidiary of the Company, including Theraplant.

On March 27, 2023, Theraplant, TH, the Agent, the Consenting Lenders, DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”), entered into that certain Strict Foreclosure Agreement (the “Foreclosure Agreement”). Capitalized terms used in this report but not otherwise defined have the meaning set forth in the Foreclosure Agreement. “NewCo” for purposes of the Foreclosure Agreement, and as used in this report, means DXR Parent; provided that from and after the time that the Transferred Collateral is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” will mean DXR Holdco and will no longer mean DXR Parent.

Holdings is not a party to the Foreclosure Agreement, however the Foreclosure Agreement provides that Holdings may become a party to the Foreclosure Agreement by executing a joinder at any time prior to the earlier of: (i) 60 days after a court of competent jurisdiction has determined no Holdings Board Change (as defined in the TSA) has occurred (the “Holdings Outside Date”) or (ii) the occurrence of a Holdings Board Change (as defined in the TSA). If Holdings joins the Foreclosure Agreement, the remaining assets of Holdings would be foreclosed upon, and Holdings would obtain the benefits of the Foreclosure Agreement (including the assumption of certain of its liabilities) on substantially the same terms as Theraplant and TH.

The Foreclosure Agreement provides, among other things, that:

●	At the applicable closing, Theraplant, True Harvest and Holdings (in the event it signs a joinder to the Foreclosure Agreement (the “Joinder”)) will assign, transfer and convey its Transferred Collateral to NewCo in exchange for satisfaction in full and discharge of the applicable obligations and assumption by NewCo of certain liabilities as further described below.

o	If the foreclosure with respect to each of TH, Theraplant and Holdings (in the event it signs the Joinder) occur under the Foreclosure Agreement on the same date, all outstanding debt and obligations under the Credit Agreement (the “Obligations”), will be satisfied in full, and the liens securing such Obligations will be fully released and extinguished at the closing other than $4,107,400 of the Obligations which will be satisfied upon the consummation of a judicial foreclosure of certain real property.

o	If the closings of the foreclosures with respect to TH, Theraplant, and Holdings (in the event it signs the Joinder), are required to occur at separate times, the Obligations will be allocated as follows: (i) $20,000,000 of the Obligations will be satisfied in full, and the liens securing such Obligations will be fully released and extinguished at the closing of the foreclosure of TH, (ii) $4,107,400 of the Obligations will be satisfied in full upon consummation of a judicial foreclosure of certain real property, (iii) if Holdings becomes a party to the Foreclosure Agreement, $5,000,000 of the Obligations will be satisfied in full, and the liens securing such Obligations will be fully released and extinguished at the closing of the Holdings foreclosure and (iv) all of the remaining Obligations will be satisfied in full at the closing of the Theraplant foreclosure, excluding certain Obligations under the Credit Agreement or other Loan Documents that are expressly contemplated to survive after giving effect to the mutual release agreement.

●	At the applicable closing, NewCo will (i) assume certain liabilities of Theraplant, TH and Holdings (in the event it signs the Joinder), including accounts payable, liabilities under assumed contracts, and liabilities arising under certain guarantees, (ii) assume certain employee liabilities of employees and independent contractors of Holdings and all employee liabilities of Theraplant and TH, except for certain specified severance obligations, (iii) in addition to its obligation to offer employment to all employees of TH and Theraplant on terms substantially similar, and substantially comparable benefits, as such employees’ existing employment agreements, NewCo will maintain such terms and benefits for a period of six months following the consummation of the Foreclosure Transaction (to the extent such employee remains an employee of NewCo), and (iv) agree to fund certain anticipated tax liabilities.

Conditions to Closing

The closing(s) are generally subject to certain closing conditions as set forth in the Foreclosure Agreement. The conditions to each closing include, among others, receipt of required regulatory approvals, the execution of a mutual release agreement and indemnification agreements in favor of certain officers, directors, and consultants of TH, Theraplant and Holdings remaining in effect. Additionally, if the closings of Theraplant and TH do not occur on the same day, then, as condition to the first closing to occur under the Foreclosure Agreement, Theraplant, TH, the Consenting Lenders and Agent must agree on a 13-week cash-flow forecast for expenses of the entity not consummating such foreclosure, for the 13-week period following the applicable closing and NewCo will fund any shortfalls in cash identified in such 13-week cash flow forecast at closing or thereafter in accordance with the Foreclosure Agreement.

Termination

The Foreclosure Agreement may be terminated prior to the closings: (1) by the mutual written consent of the parties; (2) by Theraplant, TH and Holdings (in the event it signs the Joinder), if the Agent or NewCo have breached any representation or warranty or failed to comply with any covenant or agreement applicable to the Agent, NewCo or any Consenting Lenders that would cause certain condition precedent not to be satisfied, and (i) such breach is not waived in writing by Theraplant, TH and Holdings (in the event it signs the Joinder) or (ii) if such breach has not been waived in writing by Theraplant, TH and Holdings (in the event it signs the Joinder) but is curable and is not cured by the Agent and NewCo prior to the earlier to occur of (A) ten days after receipt by the Agent or NewCo of Theraplant’s, TH’s and Holdings’s (in the event it signs the Joinder) notice of their intent to terminate the Foreclosure Agreement and (B) the date that is 90 days from the date on which the Foreclosure Agreement is first presented by Theraplant, TH and Holdings (in the event it signs the Joinder) to the Connecticut Department of Consumer Protection in connection with the Connecticut regulatory approval and cannabis licensing process or such other date as mutually agreed in writing by the parties if consummation of the foreclosures has not yet occurred (such date, the “Foreclosure Outside Date”); (3) by the Agent and NewCo, if any of Theraplant, TH and Holdings (in the event it signs the Joinder) have breached any representation or warranty or failed to comply with any covenant applicable to Theraplant, TH and Holdings (in the event it signs the Joinder) that would cause certain condition precedent to the applicable closing not to be satisfied, and (i) such breach is not waived by the Agent or NewCo or (ii) if such breach has not been waived by the Agent or NewCo but is curable and is not cured by Theraplant, TH and Holdings (in the event it signs the Joinder) prior to the earlier to occur of (A) ten days after receipt by Theraplant, TH and Holdings (in the event it signs the Joinder) of the Agent’s and NewCo’s notice of its intent to terminate the Foreclosure Agreement and (B) the Foreclosure Outside Date; (4) by either (i) Theraplant, TH and Holdings (in the event it signs the Joinder), on the one hand, or (ii) the Agent and NewCo, on the other hand, if the applicable closing has not occurred by the Foreclosure Outside Date provided that if (x) Holdings has not executed the Joinder or (y) only the Holdings Closing has not yet occurred, in each case, by the Foreclosure Outside Date (and no Holdings Board Change has occurred), each of Agent, NewCo and Theraplant and TH’s right to terminate the Foreclosure Agreement shall be suspended until the Holdings Outside Date; and (5) upon the termination of the Transaction Support Agreement (except for the certain circumstances to permit Holdings more time to consummate a Holdings Closing following the results of the Status Quo Order proceedings). If Holdings does not execute the Joinder, the termination rights above may be exercised by TH and Theraplant exclusively.

The foregoing description of the Foreclosure Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements.

Statements made in this Current Report on Form 8-K (including the Exhibits hereto) that are not historical facts are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Foreclosure Agreement and any other statements relating to future results, strategy and plans of Holdings (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of Holdings. Forward-looking statements are based on the opinions and estimates of management of Holdings and/or the estimates of management of the companies Holdings recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to the Holdings’ ability to complete the transactions contemplated by the Foreclosure Agreement, including the receipt of requisite regulatory approval and the satisfaction of the conditions to closing.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.04.

As previously disclosed, on October 2, 2022, October 10, 2022, October 14, 2022, January 31, 2023 and February 1, 2023, Holdings received various notices of default regarding certain defaults or events of default that had occurred and were outstanding under the Credit Agreement. On March 25, 2023, Holdings, TH and Theraplant received a Notice of Acceleration (the “Notice of Acceleration”) from the legal representatives of the Agent in reference to (i) that certain Credit Agreement; (ii) that certain Security Agreement, dated as of November 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among, inter alios, Holdings, TH, Theraplant, the other grantors from time to time party thereto and the Agent; and (iii) that certain Guaranty, dated as of November 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Guaranty”), by and among, inter alios, Holdings, TH, Theraplant, the other guarantors from time to time party thereto and the Agent. The Notice of Acceleration declared that all of the principal of, and any and all accrued and unpaid interest, premium and fees in respect of, the term loans extended under the Credit Agreement and all other obligations, whether evidenced by the Credit Agreement, the Security Agreement, the Guaranty or any of the other loan documents, were to be accelerated as of the date thereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1*	Foreclosure Agreement
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 10.1)

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: March 27, 2023	By:	/s/ Timothy Bossidy
	Name:	Timothy Bossidy
	Title:	Interim Chief Executive Officer

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